Exhibit 32.1

DUTCH GOLD RESOURCES, INC.;

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Certified Services, Inc. on Form 10-QSB for the quarterly  period ended  March 31, 2004, as filed with the Securities and Exchange Commission on November 13, 2007 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C.  section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Company’s Quarterly Report on Form 10–QSB for the quarter ended March 31, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is signed on November 13, 2007.

/s/Daniel W. Hollis
Daniel W. Hollis
Chief Executive and Financial
Officer
Dutch Gold Resources, Inc.